THE LADENBURG THALMANN GAMING AND CASINO FUND

Supplement dated August 21, 2007 to the Class A Shares Prospectus dated July 2, 2007

The following replaces the Investment Objective section contained in the Fund’s current Prospectus:

Investment Objective

The Fund is a non-diversified, open-end investment company that seeks long-term growth of capital.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

This Supplement and the Prospectus dated July 2, 2007, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information Dated July 2, 2007, have been filed with the Securities and Exchange Commission, both of which are incorporated herein by reference and can be obtained without charge by calling the Fund at

1-877-THE-GACF (1-877-843-4223).

Please Retain this Supplement for Future Reference